UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:
 (Date of earliest event reported)

 June 24, 2008

__________________________

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in charter)
Delaware	001-07832	75-1729843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
100 Pier 1 Place, Fort Worth, Texas 76102
(Address of principal executive offices, and zip code)
(817) 252-8000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On June 24, 2008, Pier 1 Imports, Inc. issued a press release announcing the withdrawal of its proposal to acquire all the outstanding shares of common stock of Cost Plus, Inc.   The press release announcing the withdrawal of the proposal is attached as Exhibit 99.1 to this report.

Item 9.01     Financial Statements and Exhibits.

  (d) Exhibits

  Exhibit No.         Description

  99.1                      Press release dated June 24, 2008 announcing the withdrawal of the proposal to acquire Cost Plus, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	June 26, 2008	By:	/s/ Michael A. Carter
Michael A. Carter, Senior Vice President and
General Counsel, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 24, 2008 announcing the withdrawal of the proposal to acquire Cost Plus, Inc.